EXHIBIT 21.1

                SINCLAIR BROADCAST GROUP AND ITS SUBSIDIARIES

- -SINCLAIR BROADCAST GROUP, INC.

   -Sinclair Communications, Inc.

        -Chesapeake Television, Inc.

             -Chesapeake Television Licensee, Inc

        -WTTE, Channel 28, Inc.

             -WTTE, Channel 28 Licensee, Inc.

        -WPGH, Inc.

             -WPGH Licensee, Inc.

        -WTTO, Inc.

             -WTTO Licensee, Inc.

        -WCGV, Inc.

             -WCGV Licensee, Inc.

        -WLFL, Inc.

             -WLFL Licensee, Inc.

             -FSF TV, Inc.

        -WTVZ, Inc.

             -WTVZ Licensee, Inc.

        -WDBB, Inc.

        -Tuscaloosa Broadcasting, Inc.

        -WSMH, Inc.

             -WSMH Licensee, Inc.

        -WYZZ, Inc.

             -WYZZ Licensee, Inc.

        -KSMO, Inc.

             -KSMO Licensee, Inc.

        -WSTR, Inc.

             -WSTR Licensee, Inc.

        -SCI - Sacramento, Inc.

             -SCI - Sacramento Licensee, Inc.

        -SCI - Indiana, Inc.

             -SCI - Indiana Licensee, Inc.

        -KDSM, Inc.

             -KDSM Licensee, Inc.



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        -KDNL, Inc.

             -KDNL Licensee, Inc.

        -WLOS, Inc.

             -WLOS Licensee, Inc.

        -KABB, Inc.

             -KABB Licensee, Inc.

        -Sinclair Radio of Buffalo, Inc.

             -Sinclair Radio of Buffalo Licensee, Inc.

        -Sinclair Radio of Wilkes-Barre, Inc.

             -Sinclair Radio of Wilkes-Barre Licensee, Inc.

        -Sinclair Radio of Greenville, Inc.

             -Sinclair Radio of Greenville Licensee, Inc.

        Sinclair Radio of Nashville, Inc.

             -Sinclair Radio of Nashville Licensee, Inc.

        -Sinclair Radio of Memphis, Inc.

             -Sinclair Radio of Memphis Licensee, Inc.

        -Sinclair Radio of New Orleans, Inc.

             -Sinclair Radio of New Orleans Licensee, Inc.

        -Sinclair Radio of Los Angeles, Inc.

             -Sinclair Radio of Los Angeles Licensee, Inc.

        -Sinclair Radio of St. Louis, Inc.

             -Sinclair Radio of St. Louis Licensee, Inc.

        -Sinclair Radio of Albuquerque, Inc.

             -Sinclair Radio of Albuquerque Licensee, Inc.

        -FSF TV, Inc.

        -Superior Communications of Oklahoma, Inc.

             -Superior OK License Corp.

        -Superior Communications of Kentucky, Inc.

             -Superior KY License Corp.